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Exhibit 10.9

TRANZYME PHARMA INC.
Amended and Restated 2004 Stock Option Plan

SECTION 1—DEFINITIONS

        The following terms when used herein shall have the meanings hereinafter ascribed:

  1.1
  "Automatic Put Event" shall have the meaning ascribed thereto in the Put and Support Agreement;

  1.2
  "Board" shall mean the Board of Directors of the Corporation;

  1.3
  "Cause" shall mean:

  1.3.1
  the neglect or failure to fulfill conscientiously and diligently carry out an obligation assigned by the Board or to carry out lawful orders relating to employment with any one of the Corporations; or

  1.3.2
  wanting in adequate capacity or qualification to fulfill senior executive functions; or

  1.3.3
  habitual inability to carry out functions of employment due to alcohol or drug-related causes; or

  1.3.4
  the commission of any indictable offence or act which denotes moral turpitude, whether relating or not to the course of employment; or

  1.3.5
  any dishonest or fraudulent act relating directly or indirectly to the course of the employment;

  1.4
  "Code" shall have the meaning ascribed thereto in Section 11 hereof;

  1.5
  "Common Exchangeable Shares" shall mean the Common Exchangeable Shares in the share capital of the Corporation;

  1.6
  "Consultant" shall mean a person engaged to provide ongoing management or consulting services, including consultants, advisors or other independent contractors;

  1.7
  "Corporation" shall mean TRANZYME PHARMA INC. (f/k/a/ NEOKIMIA INC.);

  1.8
  "Corporations" shall mean the Corporation and its subsidiary bodies corporate, present and future;

  1.9
  "Designated Exchange" shall mean the Toronto Stock Exchange or such other stock exchange or automated quotation system as may be designated from time to time by the Board;

  1.10
  "Fair Market Value" shall mean:

  1.10.1
  In the absence of an established market for the Common Exchangeable Shares, as determined by the Board acting in good faith.

  1.10.2
  Subsequent to the initial public offering of the Common Exchangeable Shares (or any shares of the share capital of the Corporation into which the Common Exchangeable Shares shall be converted or convertible upon an initial public offering of such shares), the reported closing sale price for the Common Exchangeable Shares (or any shares of the share capital of the Corporation into which the Common Exchangeable Shares shall be converted or convertible upon an initial public offering of such shares) on the Designated Exchange on the last trading day before the day on which the option is granted, or if no sale is reported on any stock exchange or automated quotation system on that day, the "Fair Market Value" shall be deemed to be the weighted average price for the Common Exchangeable Shares (or any shares of the share capital of the Corporation into which the Common Exchangeable Shares shall be converted or convertible upon an initial public offering of such shares) on each such stock exchange or automated quotation system on which such shares are listed for the five (5) days preceding the date of the grant during which the shares were traded on each such exchange or automated quotation system (the "Market Price");

  1.11
  "ITA" shall mean the Income Tax Act (Canada), as such statute may be amended from time to time;

  1.12
  "Insider" and "Associate" shall have the respective meanings ascribed thereto in the policy of The Toronto Stock Exchange set forth at Sections 601 and following of the Toronto Stock Exchange Company Manual;

  1.13
  "Market Price" shall have the meaning ascribed thereto in paragraph 1.10.2 hereof;

  1.14
  "Options" shall mean stock options granted pursuant to this Plan or any predecessor hereof;

  1.15
  "Option Agreement" shall have the meaning ascribed thereto in paragraph 7.1.4 hereof or a written or electronic agreement between the Corporation and an optionee evidencing the terms and conditions of an individual option grant. The Option Agreement is subject to the terms and conditions of the Plan;

  1.16
  "Plan" shall mean this Amended and Restated 2004 Stock Option Plan of the Corporation, as the same may be amended and supplemented from time to time;

  1.17
  "Put and Support Agreement" shall mean that certain amended and restated put and support agreement dated May 12, 2005 amongst all of the shareholders of the Corporation, Tranzyme, and all of the stockholders of Tranzyme, as the same may be amended or supplemented from time to time;

  1.18
  "Shares" shall have the meaning ascribed thereto in subsection 4.1 hereof;

  1.19
  "Subsidiary" shall mean a "subsidiary corporation" of the Corporation, whether now or hereafter existing, as defined in the ITA;

  1.20
  "Transfer of Control" shall have the meaning ascribed thereto in subsection 8.4 hereof;

  1.21
  "Tranzyme" shall mean Tranzyme, Inc., a Delaware Corporation having its registered office at 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801;

  1.22
  "Tranzyme Consideration Options" shall have the meaning ascribed thereto in subsection 8.6 hereof;

  1.23
  "Tranzyme Plans" shall mean, collectively, the following stock option plans of Tranzyme: the Tranzyme, Inc. 2003 Stock Option Plan; the Tranzyme, Inc. 2001 Employee Stock Option Plan; the Tranzyme, Inc. 2001 Non-Employee Stock Option Plan; and the Tranzyme, Inc. 1998 Equity Incentive Plan; as such plans may be amended and/or restated from time to time;

  1.24
  "Unanimous Shareholders' Agreement" shall mean the amended and restated unanimous shareholders' agreement relating to the affairs of the Corporation dated May 12, 2005, as the same may be amended or supplemented from time to time; and

  1.25
  "U.S. Optionee" shall have the meaning ascribed thereto in subsection 11.1 hereof.

SECTION 2—PURPOSE OF THE PLAN

  2.1
  The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees, directors and Consultants and to promote the success of the Corporation's business. Options granted under the Plan will be determined by the Board at the time of grant. This Plan amends, restates and supersedes in its entirety the Corporation's stock plan previously designated as the "Neokimia Inc. 2004 Stock Option Plan".

SECTION 3—ADMINISTRATION OF THE PLAN

  3.1
  The Plan shall be administered by the Board.

  3.2
  To the extent permitted by applicable law, the Board may:

  3.2.1
  Determine the Fair Market Value;

  3.2.2
  Delegate to one or more executive officers of the Corporation the power to make grants of Options;

  3.2.3
  Delegate to one or more duly appointed committees of the Board the power to make grants of Options;

  3.2.4
  Exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to awards of options and the maximum number of shares for any one optionee to be made by such executive officers;

  3.2.5
  Approve forms of agreement for use under the Plan;

  3.2.6
  Determine the terms and conditions of any option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any option, based in each case on such factors as the Board, in its sole discretion, shall determine; or

  3.2.7
  Adopt, amend and rescind rules and regulations for carrying out the provisions and purposes of the Plan.

  3.3
  The interpretation, construction and application of the Plan and any provisions thereof made by the Board shall be final and binding on all holders of options granted under the Plan and all persons eligible under the provisions of the Plan to participate therein.

  3.4
  No member of the Board shall be liable for any action taken or for any determination made in good faith in the administration, interpretation, construction or application of the Plan.

SECTION 4—GRANTING OF OPTIONS

  4.1
  The Board may, from time to time by resolution, grant options to purchase Common Exchangeable Shares of the Corporation (the "Shares"), provided that no Options may be granted hereunder if, as a result of a particular grant of Options hereunder, the total number of Shares issuable by the Corporation upon the exercise of options under this Plan would exceed the maximum number provided for in Section 5 hereof. Options may be granted to employees, directors, officers or Consultants of any of the Corporations.

  4.2
  Options may only be granted by the Corporation pursuant to resolutions of the Board. For greater certainty, the Board may, by resolution, delegate the authority and power to an individual or committee of the Board to grant Options as permitted by paragraphs 3.2.2 and 3.2.3 hereof. No Options shall be granted to any person who is not an employee or director or officer or Consultant of any of the Corporations.

  4.3
  Any option granted under this Plan shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Shares (or any shares of the share capital of the Corporation into which the Common Exchangeable Shares shall be converted or convertible upon an initial public offering of such shares) subject to such option upon any securities exchange or automated quotation system or under any law or regulation of any jurisdiction, or the consent or approval of any securities exchange or automated quotation system or any governmental or regulatory body, is necessary as a condition of, or in connection with, the grant or exercise of such option or the issuance or purchase of Shares hereunder, such option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration, qualification, consent or approval.

SECTION 5—SHARES SUBJECT TO THE PLAN

  5.1
  Unless specifically approved by the Board, the maximum number of Shares which may be issued under this Plan shall be equal to 5,070,000 minus the total number of shares issuable upon exercise of options granted under each of the Corporation's Seconded Amended and Restated 2003 Stock Option Plan and the Tranzyme Plans.

  5.2
  Shares in respect of which options are not exercised, due to the expiration, termination or lapse of such options, shall be available for options to be granted thereafter pursuant to the provisions of this Plan.

SECTION 6—OPTION PRICE

  6.1
  The option price per share for Shares which are the subject of any option pursuant to this Plan shall be fixed by the Board when such option is granted, provided, however that in the event that at the time of the grant (i) the Corporation is not a "closed company" within the meaning of the Securities Act (Quebec) R.S.Q., c.V-1.1, or (ii) the Shares (or any shares into which the Shares are converted or exchanged as described in Section 8 hereof) are listed on a Designated Exchange, the cash exercise option price shall not be lower than the Fair Market Value of the Shares on the last business day preceding the date of grant.

SECTION 7—CONDITIONS GOVERNING OPTIONS

  7.1
  Unless specifically approved by the Board, each option shall be subject to the following conditions:

  7.1.1
  Employment

      The granting of an option to a full-time employee, director, officer or Consultant shall not impose upon any of the Corporations any obligation to retain the optionee in its employ or as a director or officer thereof or to continue to use the services of such Consultant.

    7.1.2
    Option Term

      The period during which an option is exercisable shall not, subject to the provisions of the Plan, exceed ten (10) years from the date the option is granted.

    7.1.3
    Non-assignability of Option Rights

      Each option granted hereunder is personal to the optionee and shall not be assignable or transferable by the optionee, whether voluntarily or by operation of law, except by will or by the laws of succession of the domicile of the deceased optionee. No option granted hereunder shall be pledged, hypothecated, charged, transferred, assigned or otherwise encumbered or disposed of on pain of nullity.

    7.1.4
    Option Agreement

    7.1.4.1
    Options shall be evidenced by an Option Agreement or certificate in form similar to Schedule 7.1.4.1 annexed hereto and shall not be inconsistent with this Plan as the Board may from time to time determine, provided that the substance of Section 7 be included therein and with such other modifications and alterations as the Board may, by resolution, agree for any reason acceptable to the Board.

  7.2
  Exercise of Option

    Any option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Board and set forth in the Option Agreement. An option may not be exercised for a fraction of a Share.

  7.3
  Method of Exercise

  7.3.1
  Subject to the provisions of this Plan, an option granted under this Plan shall be exercisable by the optionee (or his personal representatives or legatees) giving notice in writing to the Corporation at its registered office, addressed to its President.

  7.3.2
  The notice shall specify the number of Shares in respect of which the option is being exercised and shall be accompanied by full payment, by cash or certified cheque, of the purchase price for the number of Shares specified therein.

  7.3.3
  Upon such exercise of the option, the President shall forthwith cause the Secretary of the Corporation to deliver to the optionee (or his personal representatives or legatees) a certificate in the name of the optionee (or his personal representatives or legatees) representing in the aggregate such number of Shares as the optionee (or his personal representative or legatees) shall have then paid for and as are specified in such written notice of exercise of option.

  7.3.4
  If required by the Board by notification to the optionee at the time of granting of the option, it shall be a condition of such exercise that the optionee shall represent and warrant that he is purchasing the Shares in respect of which the option is being exercised for investment purposes only and not with a view to resale or distribution.

  7.4
  Effect of Termination of Employment or Death

  7.4.1
  Termination of Relationship of Optionee for Cause

      Upon an optionee's employment or a Consultant's consultation agreement with the Corporations being terminated for Cause or termination at a time at which grounds for dismissal or termination for Cause exist, or upon an optionee being removed from office as a director for Cause, any option or the unexercised portion thereof granted to him shall terminate forthwith.

    7.4.2
    Termination of Relationship of an Optionee

      Upon an optionee's employment with the Corporation being terminated otherwise than by reason of death, termination for Cause or retirement at normal retirement age, or upon an optionee ceasing to be a director other than by reason of death or removal for cause, any option or unexercised part thereof granted to such optionee may be exercised by him for that number of Shares only which he was entitled to acquire under the Stock Option Agreement pursuant to paragraph 7.1.4 hereof at the time of such termination or cessation. Such option shall only be exercisable within a period of ninety (90) days after the optionee's termination, the expiration of the term of the option, or at such date that any class of the Corporation's shares shall be the object of an initial public offering, whichever occurs earlier.

    7.4.3
    Death of Optionee

      If an optionee dies while employed by the Corporations or while serving as a director or Consultant of the Corporations, any option or unexercised part thereof granted to such optionee may be exercised by the person to whom the option is transferred by will or the laws of descent and distribution for that number of shares only which he was entitled to acquire under the Stock Option Agreement pursuant to paragraph 7.1.4 hereof at the time of his death. Such option shall only be exercisable within three hundred sixty-five (365) days after the optionee's death or prior to the expiration of the term of the option, whichever occurs earlier.

  7.5
  Right of Repurchase

    In the event of the termination of an optionee's employment or a Consultant's consultation agreement with any one of the Corporations or upon an optionee ceasing to be a director, the Corporation (or an assignee) will be entitled (at its own discretion) to repurchase any Shares acquired by an optionee pursuant to options granted to such optionee under this Plan, as such number of Shares is adjusted pursuant to Section 8 hereof, on the following basis:

    7.5.1
    In the event of the occurrence of any events listed in paragraph 7.4.1 hereof prior to the initial public offering of the Common Exchangeable Shares (or any shares of the share capital of the Corporation into which the Common Exchangeable Shares shall be converted or convertible upon an initial public offering of such shares), the Corporation (or an assignee) shall be entitled to repurchase the Shares at the subscription price paid by such optionee for such Shares; and

    7.5.2
    In the event of the occurrence of any events listed in paragraph 7.4.2 hereof prior to the initial public offering of the Common Exchangeable Shares (or any shares of the share capital of the Corporation into which the Common Exchangeable Shares shall be converted or convertible upon an initial public offering of such shares), the Corporation (or an assignee) shall be entitled to repurchase the Shares at their Fair Market Value, determined as at the date of exercise of the repurchase right by the Corporation, payable in full at the date of repurchase of the Shares.

  7.6
  Rights as a Shareholders

    The optionee (or his personal representatives or legatees) shall have no rights whatsoever as a shareholder in respect of any shares covered by his option until the date of issuance of a share certificate to him (or his personal representatives or legatees) for such shares. Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued.

SECTION 8—ADJUSTMENT TO SHARES SUBJECT TO THE OPTION

  8.1
  Subdivisions

    In the event of any subdivision or redivision of the Shares into a greater number of Shares at any time after the grant of an option to any optionee and prior to the expiration of the term of such option, the Corporation shall deliver to such optionee at the time of any subsequent exercise of his option in accordance with the terms hereof in lieu of the number of Shares to which he was therefore entitled upon such exercise, but for the same aggregate consideration payable therefor, such number of Shares as such optionee would have held as a result of such subdivision or redivision if on the record date thereof the optionee had been the registered holder of the number of Shares to which he was theretofore entitled upon such exercise.

  8.2
  Consolidations

    In the event of any consolidation of the Shares into a lesser number of Shares at any time after the grant of an option to any optionee and prior to the expiration of the term of such option, the Corporation shall deliver to such optionee at the time of any subsequent exercise of his option in accordance with the terms hereof in lieu of the number of Shares to which he was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefor, such number of Shares as such optionee would have held as a result of such consolidation if on the record date thereof the optionee would have been the registered holder of the number of Shares to which he was theretofore entitled upon such exercise.

  8.3
  Reclassifications

    If at any time after the grant of an option to any optionee and prior to the expiration of the term of such option, the Shares shall be reclassified, reorganized or otherwise changed,

    otherwise than as specified in subsections 8.1 and 8.2, the optionee shall be entitled to receive upon the subsequent exercise of his option in accordance with the terms hereof and shall accept in lieu of the number of Shares then subscribed for but for the same aggregate consideration payable therefor, the aggregate number of shares of the appropriate class and/or other securities of the Corporation and/or other consideration from the Corporation that the optionee would have been entitled to receive as a result of such reclassification, reorganization or other change of shares, if on the record date of such reclassification, reorganization or other change of shares, as the case may be, the optionee had been the registered holder of the number of Shares to which he was immediately theretofore entitled upon such exercise.

  8.4
  Transfer of Control

    Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets or shares of the Corporation are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of voting shares of the Corporation immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the surviving corporation) (a "Transfer of Control"), then, except as otherwise provided in a particular stock option agreement approved by the Board, any unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board. Upon the occurrence of a Transfer of Control, each outstanding Option, to the extent not exercised prior to the Transfer of Control, shall terminate as of the effective time of the Transfer of Control, unless such Option is assumed by the successor corporation (or parent thereof) or replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof). The exercise of any Option that was permissible solely by reason of this subsection 8.4 shall be conditioned upon the consummation of the Transfer of Control.

  8.5
  Initial Public Offering

    In the event that any class of the Corporation's shares other than the Shares shall be the object of an initial public offering by the Corporation, the Shares shall be converted into the class of shares which are the object of said initial public offering on a basis to be determined by the Board.

  8.6
  Automatic Put Event

    Upon the occurrence of an Automatic Put Event, each holder of Options granted under this Plan shall, subject to compliance with applicable laws and regulations and Tranzyme having received all required regulatory approvals in Quebec, consent to the cancellation of all such optionee's unexercised Options, whether vested or unvested, in consideration of the granting by Tranzyme to such optionee the same number of new stock options under the applicable Tranzyme Plan (the "Tranzyme Consideration Options"); provided, however, that the board of directors of Tranzyme may make such adjustments to the number of Tranzyme Consideration Options that it shall issue to holders of Options upon the occurrence of an Automatic Put Event as it determines, in good faith, to be necessary so as to provide such holders of Options that are to be so cancelled upon the occurrence of an Automatic Put Event with Tranzyme options having a substantially economically equivalent value in order to account for any subdivision, redivision, change, reduction, combination, consolidation or reclassification of the shares of Tranzyme's capital stock issuable upon the exercise of options under the applicable Tranzyme Plan.

SECTION 9—AMENDMENT OR DISCONTINUANCE OF THE PLAN

  9.1
  The Board may, subject to regulatory approval, if such regulatory approval is required, amend or discontinue this Plan at any time, provided, however, that no such amendment may materially and adversely affect any option rights previously granted to an optionee under this

    Plan without the consent of the optionee, except to the extent required by law or by the regulations, rules, by-laws or policies of any regulatory authority, stock exchange or automated quotation system.

  9.2
  Notwithstanding anything contained to the contrary in this Plan or in any resolution of the Board in implementation thereof:

  9.2.1
  the Board may, by resolution, advance the date on which any option may be exercised or, subject to applicable regulatory provisions, extend the expiration date of any option, in the manner to be set forth in such resolution provided that the period during which an option is exercisable does not exceed ten (10) years from the date the option is granted. The Board shall not, in the event of any such advancement or extension, be under any obligation to advance or extend the date on or by which any option may be exercised by any other optionee; and

  9.2.2
  the Board may, by resolution, but subject to applicable regulatory provisions, decide that any of the provisions hereof concerning the effect of termination of the optionee's employment or cessation of the optionee's directorship, shall not apply for any reason acceptable to the Board.

SECTION 10—OFFER FOR SHARES OF THE CORPORATION

  10.1
  In the event that, at any time, an offer to purchase is made to all holders of Shares, notice of such offer shall be given by the Corporation to each optionee and all unexercised options will become exercisable immediately at the option price, but only to the extent necessary to enable the optionee to tender his or her Shares in response to the offer should the optionee so desire.

SECTION 11—INCENTIVE STOCK OPTIONS UNDER U.S. INTERNAL REVENUE CODE

  11.1
  Subject to paragraph 12.3 of this Plan, any option granted under this Plan to an optionee who is a citizen or resident of the United States (including its territories, possessions and all areas subject to its jurisdiction) and who, at the time of grant, is an officer, key employee, consultant or director of one of the Corporations (provided, for purposes of this Section 11 only, an optionee who is a consultant or director is then also an officer or key employee of one of the Corporations) (a "U.S. Optionee") shall be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, of the United States (the "Code").

  11.2
  No provision of this Plan, as it may be applied to a U.S. Optionee, shall be construed so as to be inconsistent with any provision of Section 422 of the Code.

  11.3
  Notwithstanding anything contained in this Plan to the contrary, the following provisions shall apply to each U.S. Optionee:

  11.3.1
  Any director of the Corporation who is a U.S. Optionee shall be ineligible to vote upon the granting of such option to him or himself;

  11.3.2
  Any option granted under this Plan to a U.S. Optionee shall be an incentive stock option within the meaning of Section 422 of the Code provided that the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which options are exercisable for the first time by such U.S. Optionee during any calendar year under this Plan and all other incentive stock option plans, within the meaning of Section 422 of the Code, of any of the Corporations does not exceed One Hundred Thousand Dollars in U.S. funds (US$100,000);

  11.3.3
  To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which incentive stock options (determined without reference to this subsection) are exercisable for the first time by such U.S.

      Optionee during any calendar year under this Plan and all other incentive stock option plans, within the meaning of Section 422 of the Code, of any of the Corporations exceeds One Hundred Thousand Dollars in U.S. funds (US$100,000), such options shall be treated as non-qualified stock options (i.e. options which fail to qualify as incentive stock options within the meaning of Section 422 of the Code) in accordance with Section 422(d) of the Code;

    11.3.4
    The purchase price for Shares under each option granted to a U.S. Optionee pursuant to this Plan shall not be less than the Fair Market Value of such Shares at the time the option is granted, as determined in good faith by the Directors at such time, provided however, that if the Shares (or any shares into which the Shares are converted or exchanged as described in Section 8 hereof) are listed on a Designated Exchange, the purchase price of such Shares shall in no event be lower than the Market Price of the Shares at the time of grant;

    11.3.5
    If any U.S. Optionee to whom an option is to be granted under this Plan is at the time of grant of such option the owner of shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of any of the Corporations, then the following special provisions shall be applicable to options granted to such individual:

    11.3.5.1
    The purchase price for Shares under each option granted to such U.S. Optionee pursuant to this Plan shall not be less than one hundred and ten percent (110%) of the Fair Market Value of such Shares at the time the option is granted, as determined in good faith by the Directors at such time, provided however, that if the Shares (or any shares into which the Shares are converted or exchanged as described in Section 8 hereof) are listed on a Designated Exchange, the purchase price for such Shares shall in no event be lower than one hundred ten percent (110%) of the Market Price of the Shares at the time of grant, and

    11.3.5.2
    For the purpose of this Section 11 only, the exercise period shall not exceed five (5) years from the date of grant;

    11.3.6
    No option may be granted hereunder to a U.S. Optionee following the expiry of seven (7) years after the date on which this Plan is adopted by the Board or the date this Plan is approved by the shareholders of the Corporation, whichever is earlier; and

    11.3.7
    No option granted to a U.S. Optionee under this Plan shall become exercisable unless (and until) this Plan shall have been approved by the shareholders of the Corporation within twelve (12) months before or after the date on which the Plan is adopted by the Board.

SECTION 12—MISCELLANEOUS PROVISIONS

  12.1
  The Corporation's obligation to issue options granted or Shares under the Plan is subject to all applicable laws, regulations or rules of any government agency or other competent authority in respect to the issuance or distribution of securities and to the rules of any stock exchange or automated quotation system on which the Shares of the Corporation are listed or quoted, if applicable. Each optionee shall agree to comply with such laws, regulations and rules.

  12.2
  The participation in the Plan of a director, officer or employee of any of the Corporations shall be entirely optional and shall not be interpreted as conferring upon a director, officer or employee of any of the Corporations any rights or privileges whatsoever, except for the rights and privileges set out in the Plan. Neither the Plan nor any act that is done under the terms of the Plan shall be interpreted as restricting the right of any of the Corporations to terminate the employment of an officer or employee at any time. Any notice of dismissal given to an officer or employee at the time his or her employment terminates, or any payment of such notice, or any combination of the two, shall not have the effect of extending the duration of the employment for purposes of the Plan.

  12.3
  The Plan and any options granted under the terms of the Plan shall be governed and interpreted in accordance with the laws of the Province of Québec.

SECTION 13—EFFECTIVE DATE OF PLAN

  13.1
  Should any further changes be required to be made to this Plan by any securities commission or securities regulatory authority or other governmental body of any province of Canada to which this Plan has been submitted or by any stock exchange or automated quotation system on which the Shares may from time to time be listed or quoted, such changes shall be made to this Plan as are necessary to conform with such requests and, if such changes are approved by the Board, this Plan, as amended, shall remain in full force and effect in its amended form as of and from the date on which the Board shall have approved such amendments.

By order of the Board of Directors

 TRANZYME PHARMA INC.

STOCK OPTION AGREEMENT

        THIS STOCK OPTION AGREEMENT (the "Option Agreement") is made as of                                    by and between Tranzyme Pharma Inc. (the "Corporation"), 3001, 12e Avenue Nord, Sherbrooke, Québec and                                (the "Optionee"),                                 .

WHEREAS the Corporation has determined that it is desirable and in its best interests to grant to the Optionee an option to purchase a certain number Common Exchangeable Shares of the Corporation (the "Shares") in order to provide the Optionee with an incentive to advance the interests of the Corporation, all according to the terms and conditions of the Tranzyme Pharma Amended and Restated 2004 Stock Option Plan of the Corporation dated May 12, 2005 (the "Plan") and as set forth herein;

        NOW THEREFORE the parties hereto agree as follows:

1.     Grant of Option

  The Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions set forth herein,                                 (                    ) Shares. The date of the Grant of this Option is                                .

2.     Price

  The purchase price (the "Option Price") for the Shares subject to the Option granted by this Option Agreement is US $          per Share. The Option price shall be paid by cheque or one of the other forms outlined in paragraph 7.3.2 of the Plan and agreed to by the Board.

3.     Exercise of Option

        (a)    Time of Exercise

    The Optionee may exercise this Option, in whole or in part, and at any time for the number of optioned Shares as the Optionee may elect as follows:

      On or after                                the Option may be exercised to purchase up to 25.00% of the Number of Option Shares.

      On or after the last day of each successive full calendar quarter of service as an employee of a Participating Company following                                , the Option may be exercised to purchase up to 6.25% of the Number of Option Shares.

      This provision shall be interpreted such that on or after                                , the Option may be exercised to purchase up to 100% of the Number of Option Shares.

        (b)    Procedure for Exercise

    An Option shall be deemed exercised when the Corporation receives: (i) written notice of exercise in accordance with Section 7 of the Plan from the person entitled to exercise the Option; and (ii) full payment for the Shares with respect to which the Option is exercised. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee or his or her spouse. Until the Shares are issued (as evidenced by the appropriate transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.

        (c)    Rights as a Shareholder

    Upon the exercise of the Option, the Optionee shall enter into the Amended and Restated Unanimous Shareholders' Agreement dated as of May 12, 2005 among the Corporation and the shareholders of the Corporation (the "Shareholders Agreement"), or such subsequent shareholders agreement so entered into by the Corporation and the shareholders. The Corporation shall issue (or cause to be issued) such Shares promptly after the Option is exercised and the Optionee shall have executed the Shareholders Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 6 hereof. An Option may not be exercised for a fraction of a Share.

        (d)    Termination of Relationship of Optionee for Cause

    Upon an Optionee's employment or a Consultant's consultation agreement with the Corporations being terminated for Cause (as described in subsection 1.3 of the Plan, hereinafter "Cause") or termination at a time at which grounds for dismissal or termination for Cause exist, or upon an Optionee being removed from office as a director for Cause, any Option or the unexercised portion thereof granted to him shall terminate forthwith.

        (e)    Termination of Relationship of an Optionee

    Upon an Optionee's employment with the Corporations being terminated otherwise than by reason of death, termination for Cause or retirement at normal retirement age, or upon an Optionee ceasing to be a director other than by reason of death or removal, any Option or unexercised part thereof granted to such Optionee may be exercised by him for that number of Shares only which he was entitled to acquire under the Option Agreement at the time of such termination or cessation. Such option shall only be exercisable within a period of ninety (90) days after the optionee's termination, the expiration of the term of the option, or at such date that any class of the Corporation's shares shall be the object of an initial public offering, whichever occurs earlier.

        (f)    Death of Optionee

    If an Optionee dies while employed by the Corporations or while serving as a director or Consultant of the Corporations, any Option or unexercised part thereof granted to such Optionee may be exercised by the person to whom the option is transferred by will or the laws of descent and distribution for that number of Shares only which he was entitled to acquire under the Option pursuant to the Option Agreement at the time of his death. Such Option shall only be exercisable within three hundred and sixty-five (365) days after the Optionee's death or prior to the expiration of the term of the Option, whichever occurs earlier.

4.     Non-Transferability of Options

  Unless determined otherwise by the Corporation, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Corporation makes an Option transferable, such Option shall contain such additional terms and conditions as the Corporation deems appropriate.

5.     Effect of an Offer

  (a)
  In the event of the making of an Offer (as hereinafter defined), the acceptance of which by the shareholders of the Corporation has been recommended by the Board of Directors of the Corporation, the Option shall be vested immediately and be exercisable immediately at the discretion of the Optionee. For the purposes hereof "Offer" means a take-over bid (other than an exempt bid) for all of the outstanding Common Shares of the Corporation not owned by the offeror as those terms are defined in the Securities Act (Quebec) as amended from time to time.

  (b)
  In the event that following such early exercise of the Option by the Optionee, the Offer and the transaction contemplated thereby do not close and do not result in a takeover for any reason whatever, such exercise of the Option by the Optionee shall be cancelled for all legal purposes, and the exercise rights of the Optionee shall revert to those in force pursuant to this Agreement immediately prior to such exercise, as if such exercise of the Option by the Optionee had never taken place.

6.     Adjustment to Shares Subject to the Option/Amendment of the Option

        (a)    Subdivisions

    In the event of any subdivision or redivision of the Common Exchangeable Shares into a greater number of Shares at any time hereafter and prior to the expiration of the Option, the Corporation shall deliver to the Optionee at the time of any subsequent exercise of the Option in accordance with the terms hereof in lieu of the number of Common Exchangeable Shares to which the Optionee was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefore, such number of Common Exchangeable Shares as the Optionee would have held as a result of such subdivision or redivision if on the record date thereof the Optionee had been the registered holder of the number of Common Exchangeable Shares to which the Optionee was theretofore entitled upon such exercise.

        (b)    Consolidations

    In the event of any consolidation of the Shares into a lesser number of Shares at any time hereafter and prior to the expiration of the Option, the Corporation shall deliver to the Optionee at the time of any subsequent exercise of the Option in accordance with the terms hereof in lieu of the number of Shares to which the Optionee was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefor, such number of Shares as the Optionee would have held as a result of such consolidation if on the record date thereof the Optionee had been the registered holder of the number of Common Exchangeable Shares to which the Optionee was theretofore entitled upon such exercise.

        (c)    Reclassifications

    If at any time hereafter and prior to the expiration of the Option, the Common Exchangeable Shares shall be reclassified, reorganized or otherwise changed, otherwise than as specified in Section 6(a) and 6(b), the Optionee shall be entitled to receive upon the subsequent exercise of the Option in accordance with the terms hereof and shall accept in lieu of the number of Common Exchangeable Shares then subscribed for but for the same aggregate consideration payable therefore, the aggregate number of shares of the appropriate class and/or other securities of the Corporation that the Optionee would have been entitled to receive as a result of such reclassification, reorganization or other change of shares, if on the record date of such reclassification, reorganization or other change of shares, as the case may be, the Optionee had been the registered holder of the number of Common Exchangeable Shares to which the Optionee was immediately theretofore entitled upon such exercise.

        (d)    Transfer of Control

    Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets or shares of the Corporation are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of voting shares of the Corporation immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the surviving corporation) (a "Transfer of Control"), then, except as otherwise provided in a particular stock option agreement approved by the Board, any unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board. Upon the occurrence of a Transfer of Control, each outstanding Option, to the extent not exercised prior to the Transfer of Control, shall terminate as of the effective time of the Transfer of Control, unless such Option is assumed by the successor corporation (or parent thereof) or replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof). The exercise of any Option that was permissible solely by reason of subsection 8.4 of the Plan shall be conditioned upon the consummation of the Transfer of Control.

        (e)    Initial Public Offering

    In the event that any class of the Corporation's shares other than the Shares shall be the object of an initial public offering by the Corporation, the Optionee agrees that the Shares issuable upon exercise of Options granted under the Plan shall be converted into the class of shares which are the object of said initial public offering on a basis to be determined by the Board.

        (f)    Automatic Put Event

    Upon the occurrence of an Automatic Put Event, each holder of Options granted under the Plan shall, subject to compliance with applicable laws and regulations and Tranzyme having received all required regulatory approvals in Quebec, consent to the cancellation of all such optionee's unexercised Options, whether vested or unvested, in consideration of the granting by Tranzyme to such optionee of the same number of new stock options under the applicable Tranzyme Plan (the "Tranzyme Consideration Options"); provided, however, that the board of directors of Tranzyme may make such adjustments to the number of Tranzyme Consideration Options that it shall issue to holders of Options upon the occurrence of an Automatic Put Event as it determines, in good faith, to be necessary so as to provide such holders of Options that are to be so cancelled upon the occurrence of an Automatic Put Event with Tranzyme options having a substantially economically equivalent value in order to account for any subdivision, redivision, change, reduction, combination, consolidation or reclassification of the shares of Tranzyme's capital stock issuable upon the exercise of options under the applicable Tranzyme Plan.

7.     Interpretation

  In the event that there is any inconsistency between the provisions of this Option Agreement and those of the Plan, the provisions of the Plan shall govern.

8.     Governing Law

  This Option Agreement is executed pursuant to, shall be governed and interpreted in accordance with the laws of the Province of Québec.

9.     Binding Effect

  This Option Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective heirs, successors, administrators, successors and assigns.

10.   Notice

  Any notice given by the Optionee to the Corporation shall be deemed to have been given if mailed or delivered to the principal office of the Corporation, and addressed to the President. Any notice of the Corporation to the Optionee shall be in writing and shall be deemed to have been given if mailed, electronically transmitted or delivered to the Optionee at the address specified below.

11.   Entire Agreement

  This Option Agreement constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. This Option Agreement cannot be waived, amended, discharged or terminated except by a written instrument signed by the Corporation and the Optionee.

12.   Language of Agreement

  Each of the parties has expressly requested and required that this stock option agreement and any other contract or document relating thereto be drafted in the English language. Chacune des parties aux présentes a expressément demandé et exigé que la présente convention ainsi que tout autre contrat ou document s'y rattachant soient rédigés en langue anglaise.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement as of the day and year first above written.

Attest:	TRANZYME PHARMA INC.
By:
Title:
OPTIONEE

Address for Notice to Optionee
Number Street
City, Province, Postal Code

QuickLinks

  Exhibit 10.9
TRANZYME PHARMA INC. Amended and Restated 2004 Stock Option Plan
TRANZYME PHARMA INC.